SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 23, 2004
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                 0-22208                         42-1397595
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        (Commission File Number) (I.R.S. Employer Identification Number)


             3551 Seventh Street, Suite 204, Moline, Illinois 61265
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               (Address of principal executive offices) (Zip Code)


                                 (309) 736-3580
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              (Registrant's telephone number, including area code)


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Item 5.  Other Information and Regulation FD Disclosure

         On April 23, 2004, QCR Holdings, Inc. issued a press release announcing the declaration of a 3:2 common stock split effected in the form a fifty percent stock dividend payable on May 28, 2004, to stockholders of record on May 10, 2004 and a cash dividend of $0.04 per share payable on July 2, 2004, to stockholders of record on June 18, 2004. The press release is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1     Press Release dated April 23, 2004.

Item 12.  Results of Operations and Financial Condition

         On April 23, 2004, QCR Holdings, Inc. issued a press release announcing its earnings for the first quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                                        QCR HOLDINGS, INC.

Dated:  April 23, 2004                           By:    /s/ Todd A. Gipple
                                                        ------------------------
                                                        Todd A. Gipple
                                                        Chief Financial Officer